SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) January 1, 2009

CASTLE ARCH REAL ESTATE INVESTMENT COMPANY, L.L.C.

(Exact name of registrant as specified in its charter)

California	000-51230	20-1077312
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification Number)

650 Town Center Drive, Suite 780 Costa Mesa, CA 92626
(Address of principal executive offices)

(888) 501-2724
(Registrant’s Telephone Number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     .

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     .

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     .

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 4 - Matters Related to Accountants and Financial Statements

Item 4.01 Changes in Registrant’s Certifying Accountant.

Merger Involving Independent Accountants

Castle Arch Real Estate Investment Company, L.L.C. (the “Company”) has been informed by Bouwhuis, Morrill & Company ("Morrill & Co."), the independent registered public accounting firm for the Company, as follows:

1. Morrill & Co. has consummated a merger (the “Merger”) with Chisholm, Bierwolf, & Nilson ("CBN"). The name of the post-merger firm is Chisholm, Bierwolf, Nilson & Morrill ("CBN + Morrill"), which is registered with the Public Company Accounting Oversight Board (United States); and

2. The Company is required to file this Form 8-K as notification that CBN + Morrill succeeds Morrill & Co. as the Company’s independent registered auditor.

Changes in Registrant’s Certifying Accountants

As a result of the Merger described above, Morrill & Co. technically resigned as the Company’s independent registered auditor. The Company has engaged CBN + Morrill as its independent registered auditor. The decision to change auditors was approved by the Company’s board of directors. The Company did not consult with CBN + Morrill on any matters prior to retaining such firm as its independent registered auditor.

Morrill & Co.’s audit report on the financial statements of the Company for the period from inception to December 31, 2008 contained no adverse opinion or disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope or accounting principles.

From the period of inception to December 31, 2007, and through the period ended December 31, 2008, there were no disagreements with Morrill & Co. on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements if not resolved to the satisfaction of Morrill & Co. would have caused them to make reference thereto in their report on the financial statements for such periods.

From the period of inception to December 31, 2007, and through the period ended December 31, 2008, Morrill & Co. did not advise the Company with respect to any of the matters described in paragraphs (a)(1)(iv)(A) and (B) of Item 304 of Regulation S-K.

On July 22, 2009, the Company provided Morrill & Co. with its disclosures in this Form 8-K disclosing the resignation of Morrill & Co. and requested in writing that Morrill & Co. furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether or not they agree with such disclosures. Morrill & Co.’s response is filed as an exhibit to this Current Report on Form 8-K

Exhibit No. 16.1 Letter from Former Accountant

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned.

CASTLE ARCH REAL ESTATE INVESTMENT COMPANY, L.L.C.

Date: July 22, 2009

By:  /s/ Kirby D. Cochran

Kirby D. Cochran

Chief Executive Officer and

member of the board

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